                                                                     PRELIMINARY

SCHEDULE 14A

                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive additional materials

[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE KOREA FUND, INC.

                (Name of Registrant as Specified in Its Charter)
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement no.:

(3)   Filing Party:

(4)   Date Filed:

                       (THE KOREA FUND, INC. LETTERHEAD)

To the Stockholders:

The Annual Meeting of Stockholders (the "Annual Meeting") of The Korea Fund, Inc. (the "Fund") is to be held at 10:00 a.m., Eastern time, on Wednesday, December 14, 2005, at the offices of Deutsche Asset Management, 345 Park Avenue (at 51st-52nd Streets), New York, New York 10154. Stockholders who are unable to attend the Annual Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting and an envelope -- postage prepaid -- in which to return your proxy card are enclosed.

At the Annual Meeting, the stockholders will elect one Director. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder. All of our independent directors plan to attend this meeting and look forward to meeting interested stockholders.

Your Fund's Directors recommend that you vote in favor the nominee for Director.

Respectfully,

-s- Julian Reid

Julian Reid
Interim Chairman of the Board
on behalf of the full Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE -- PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                              THE KOREA FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

The Korea Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders (the "Annual Meeting") of The Korea Fund, Inc. (the "Fund") has been called to be held at the offices of Deutsche Asset Management, 345 Park Avenue (at 51st-52nd Streets), New York, New York 10154, on Wednesday, December 14, 2005 at 10:00 a.m., Eastern time, to elect one Director of the Fund to hold office for a term of three years and until his successor shall have been duly elected and qualified.

The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

Holders of record of the shares of common stock of the Fund at the close of business on September 16, 2005 are entitled to vote at the meeting or any adjournments or postponements thereof.

By order of the Board of Directors,

-s- Carole Coleman

Carole Coleman, Secretary

October 28, 2005

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                                PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Korea Fund, Inc., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Stockholders, to be held at the offices Deutsche Asset Management, 345 Park Avenue (at 51st-52nd Streets), New York, New York 10154, on Wednesday, December 14, 2005 at 10:00 a.m., Eastern time, and at any adjournments or postponements thereof (collectively, the "Meeting").

This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about October 31, 2005 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it prior to the time the proxy is exercised by attending the Meeting and casting his or her votes in person or by mail, by executing a superseding proxy or by submitting a notice of revocation to the Fund (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154). All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each of the nominees for director named in the Proxy Statement and in the discretion of the proxy holders on any other matter that may properly come before the Meeting.

The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

With respect to the election of director nominees, abstentions and broker-non-votes will have the same effect as a vote not to elect the nominees, because election of a nominee requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote. See "Proposal:
Election of Director -- Required Vote."

Holders of record of the common stock of the Fund at the close of business on September 16, 2005 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments or postponements. There were 29,963,705 shares of common stock outstanding on the Record Date.

The Fund provides periodic reports to all stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended June 30, 2005 and a copy of the semiannual report for the six-month period ended December 31, 2004, without charge, by calling (800) 349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                                                      THE KOREA FUND, INC.     1

PROPOSAL: ELECTION OF DIRECTORS

Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominee listed below as Director of the Fund to serve for a term of three years, and until his successor is duly elected and qualifies. The nominee has consented to stand for election and to serve if elected. If the nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace the nominee. For election of a Director at the Meeting, the Board of Directors has approved the nomination of the individual listed below.

On October 11, 2005, the Board of Directors voted to reduce the number of Directors of the Fund from seven to five and to reduce the number of Class II Directors from three to one, effective as of the annual meeting. On that date the Board also voted to nominate Mr. Kesop Yun, a current Class II Director, for re-election at the annual meeting. The Board believes that a reduction in the size of the Board is consistent with the recent reduction in the size of the Fund and may result in reductions in certain expenses and improved operating efficiency.

INFORMATION CONCERNING THE NOMINEE

The following table sets forth certain information concerning the nominee as a Director of the Fund. Unless otherwise noted, the nominee has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

 CLASS II -- DIRECTORS TO SERVE UNTIL 2008 ANNUAL MEETING OF STOCKHOLDERS:

                                                                                            DOLLAR RANGE OF EQUITY
                                                                                            SECURITIES IN ALL REGISTERED
                                                                                            INVESTMENT COMPANIES
 NAME (AGE)              PRESENT OFFICE WITH THE FUND, IF              DOLLAR RANGE OF      OVERSEEN BY DIRECTOR IN
 ADDRESS                 ANY; PRINCIPAL OCCUPATION OR      YEAR FIRST  EQUITY SECURITIES    FAMILY OF INVESTMENT
 INDEPENDENT             EMPLOYMENT AND DIRECTORSHIPS      BECAME A    IN THE FUND AS OF    COMPANIES AS OF
 DIRECTORS**(1)          IN PUBLICLY HELD COMPANIES        DIRECTOR    JUNE 30, 2005***     DECEMBER 31, 2004***
 -----------------------------------------------------------------------------------------------------------------------
 KESOP YUN (60)          Professor (formerly Dean,         1999*       None                 None
                         1999-2001), College of Business
                         Administration, Seoul National
                         University, Seoul, Korea;
                         Director, The Korea
                         Liberalisation Fund, Inc. (U.K.)
                         (1996-1999); Visiting Professor
                         of London Business School
                         (1997-1998); President, Korea
                         Securities & Economy Institute
                         (1994-1995) and Korea Tax
                         Association (1994-1995). Mr. Yun
                         serves on the boards of three
                         other funds managed be DeIM.
 --------------------------------------------------------------------------------

 2    THE KOREA FUND, INC.

INFORMATION CONCERNING CONTINUING DIRECTORS

The Board of Directors is divided into three classes, with each Director serving for a term of three years. The terms of Classes I and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

 CLASS I -- NOMINEES TO SERVE UNTIL 2007 ANNUAL MEETING OF STOCKHOLDERS:

                                                                                             AGGREGATE DOLLAR RANGE OF
                                                                                             EQUITY SECURITIES IN ALL
                                                                                             REGISTERED INVESTMENT
 NAME (AGE)              PRESENT OFFICE WITH THE FUND, IF              DOLLAR RANGE OF       COMPANIES OVERSEEN BY
 ADDRESS                 ANY; PRINCIPAL OCCUPATION OR      YEAR FIRST  EQUITY SECURITIES IN  DIRECTOR IN FAMILY OF
 INDEPENDENT             EMPLOYMENT AND DIRECTORSHIPS      BECAME A    THE FUND AS OF        INVESTMENT COMPANIES AS
 DIRECTORS**(1)          IN PUBLICLY HELD COMPANIES        DIRECTOR    JUNE 30, 2005***      OF DECEMBER 31, 2004***
 ----------------------------------------------------------------------------------------------------------------------
 JULIAN REID (61)        Chief Executive Officer of 3a     2004        None                  None
                         Asset Management Limited (since
                         1998); President of the Saffron
                         Fund, Inc. (1994-1998, since
                         2004); and Chairman of Morgan's
                         Walk Properties Ltd. (since
                         2002). Directorships: Chairman
                         of the Board of Directors of the
                         Saffron Fund, Inc. (since 1998);
                         and Director of JF China Region
                         Fund, Inc. (since 1997).
 --------------------------------------------------------------------------------
 CHRIS RUSSELL (56)      Director of each of: British      2004        None                  None
                         Airways Pension Investment
                         Management Company Ltd. (since
                         2005); Candover plc (since
                         2004); Salters' Management
                         Company Ltd. (since 2003); LIM
                         Japan Fund (since 2002);
                         Enhanced Index Funds (since
                         2002); Investec High Income
                         Trust plc (since 2001); and
                         Gartmore Investment Management
                         plc (1997-2001). Associate at
                         GaveKal Research (since 2001)
                         (economic and asset strategy
                         research).
 --------------------------------------------------------------------------------

                                                      THE KOREA FUND, INC.     3

 CLASS III -- DIRECTORS TO SERVE UNTIL 2006 ANNUAL MEETING OF STOCKHOLDERS:

                                                                                             AGGREGATE DOLLAR RANGE OF
                                                                                             EQUITY SECURITIES IN ALL
                                                                                             REGISTERED INVESTMENT
 NAME (AGE)              PRESENT OFFICE WITH THE FUND, IF              DOLLAR RANGE OF       COMPANIES OVERSEEN BY
 ADDRESS                 ANY; PRINCIPAL OCCUPATION OR      YEAR FIRST  EQUITY SECURITIES IN  DIRECTOR IN FAMILY OF
 INDEPENDENT             EMPLOYMENT AND DIRECTORSHIPS      BECAME A    THE FUND AS OF        INVESTMENT COMPANIES AS
 DIRECTORS**(1)          IN PUBLICLY HELD COMPANIES        DIRECTOR    JUNE 30, 2005***      OF DECEMBER 31, 2004***
 ---------------------------------------------------------------------------------------------------------------------
 KENNETH C. FROEWISS     Clinical Professor of Finance,    2000        $10,001-$50,000       Over $100,000
 (60)                    NYU Stern School of Business;
                         (1997-present); Member, Finance
                         Committee, Member, Finance
                         Committee, Association for Asian
                         Studies; (2002- present);
                         Managing Director, J.P. Morgan
                         (investment banking firm)
                         (1984-1996); Director,
                         Mitsui-Sumitomo Insurance Group
                         (U.S.) (2004- present). Mr.
                         Froewiss serves on the boards of
                         46 other funds managed by DeIM
                         or its affiliates.
 --------------------------------------------------------------------------------
 RONALDO A. DA FROTA     Director and Chief Executive      2000        $50,001-$100,000      Over $100,000
 NOGUEIRA (67)           Officer, IMF Editora Ltd.
                         (financial publisher); Chairman
                         of the Certification Committee
                         and Director, APIMEC Nacional
                         (Brazilian Association of
                         Investment Professionals and
                         Analysts); Member, Board of the
                         Association of Certified
                         International Investment
                         Analysts (ACIIA). Mr. Nogueira
                         serves on the boards of three
                         other funds managed by DeIM.
 --------------------------------------------------------------------------------
                                                                                             Less than 1% of Shares of
 ALL DIRECTORS AND OFFICERS AS A GROUP                                 5000 Shares           the Fund
 --------------------------------------------------------------------------------

*   Mr. Yun previously served on the Board of the Fund from 1984 to 1988.

** Directors considered by the Fund and its counsel not to be "interested persons" of the Fund, or the Fund's investment manager, DeIM, or the Korean Advisor.

*** The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(1) For purposes of Fund business, all Directors may be contacted at the following address: c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154.

 4    THE KOREA FUND, INC.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a closed-end management investment company, require the Fund's Officers and Directors, investment manager, investment advisor, affiliates of the Fund's investment manager, and investment advisor, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based on a review of reports filed by the Fund's directors and executive officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Exchange Act for the fiscal year ended June 30, 2005 were timely, except that Michael Colon, a director of the fund's investment manager, filed a Form 3 two days late. Mr. Colon has since corrected his omission by making the necessary filing. As a convenience to the directors, the Investment Manager assists the directors in making their Section 16 filings.

According to a Schedule 13D/A filing made with the SEC in October 2005, the following owned beneficially more than 5% of the Fund's outstanding stock:

                                   NAME AND ADDRESS OF                  AMOUNT AND NATURE OF
TITLE OF CLASS                       BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP    PERCENT OF CLASS
-------------------------------------------------------------------------------------------------------------
 Common Stock          City of London Investment Group, PLC            5,440,119 shares(1)     18.15%
                       c/o City of London Investment Management
                       Company, Limited, 10 Eastcheap,
                       London, EC3M ILX, England
-------------------------------------------------------------------------------------------------------------

1 City of London Investment Group, PLC held sole voting power and sole investment power with respect to the above number of shares. City of London Investment Group, PLC held 5,440,119 shares, or 18.15% of the Fund's outstanding stock, through its control of City of London Investment Management Company Limited.

Except as noted above, to the best of the Fund's knowledge, as of October 27, 2005, no other person owned beneficially more than 5% of the Fund's outstanding stock.

                                                      THE KOREA FUND, INC.     5

COMMITTEES OF THE BOARD -- BOARD MEETINGS

The Board of Directors of the Fund met twelve times during the fiscal year ended June 30, 2005. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he or she served as a regular member.

The Board of Directors seeks to have at least a majority of its members present at annual stockholder meetings. At the Fund's last annual stockholder meeting on October 6, 2004, all Directors were in attendance.

The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Nominating and Governance Committee (formerly the Committee on Independent Directors).

AUDIT COMMITTEE

The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of the Investment Manager ("Independent Directors") as defined in the 1940 Act, which met three times during the fiscal year ended June 30, 2005. The members of the Audit Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange, Inc. In addition to approving the selection, retention, compensation and termination of the Fund's independent registered public accounting firm, the Audit Committee reviews with management and the independent registered public accounting firm for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund's annual audited financial statements, reviews the independent registered public accounting firm's required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm, approves and recommends to the Board for its approval the selection of the independent registered public accounting firm, reviews matters related to the independence of the Fund's independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

AUDIT COMMITTEE'S PRE -- APPROVAL POLICIES AND PROCEDURES. The Audit Committee must approve in advance the engagement of the independent registered public accounting firm: (i) to provide audit or non-audit services to the Fund; and
(ii) non-audit services to DeIM or its control affiliates that relate directly to the Fund's operations and financial reporting. In addition, the independent registered public accounting firm must notify the Fund's Audit Committee not later than the Audit Committee's next meeting if the independent registered public accounting firm enters into an engagement with DeIM or its control affiliates for any other services with projected fees in excess of $25,000. Such notification must include a general description of the services awarded, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reason for selecting the independent accounts, and the projected fees.

The Audit Committee's duties are described in the Audit Committee's charter, which was adopted by the Board of Directors and which is attached to this Proxy Statement as Appendix A.

At a meeting held on July 6, 2005, the Audit Committee and the Board of Directors of the Fund, including a majority of the Independent Directors, selected PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2006. The Fund's financial statements for the fiscal years ended June 30, 2005 and June 30, 2004 and for the six-month periods ended

 6    THE KOREA FUND, INC.

December 31, 2004 and December 31, 2003 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP:(1)

                                                AUDIT-RELATED FEES                NON AUDIT FEES
---------------------------------------------------------------------------------------------------------
  FISCAL YEAR
     ENDED        AUDIT FEES(1)  TAX FEES     FUND       DEIM-RELATED         FUND         DEIM-RELATED
---------------------------------------------------------------------------------------------------------
June 30, 2004...    $102,500      $11,300     $185         $807,051            $0              $1,722,293
---------------------------------------------------------------------------------------------------------
June 30, 2005...    $106,000      $20,000     $225         $264,200            $0                 $89,635
---------------------------------------------------------------------------------------------------------

1 The aggregate audit fees billed by PricewaterhouseCoopers to all funds registered under the 1940 Act and managed by DeIM-related entities for each of the Fund's last two fiscal years were $4,738,759 for the fiscal year ended June 30, 2004 and $4,931,900 for the fiscal year ended June 30, 2005.

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for each of the last two fiscal years for professional services rendered for the audits of the Fund's annual and semi-annual financial statements and review of financial statements included in the registrant's N-CSR and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. The fees disclosed under the caption "Audit-Related Fees" are the aggregate fees billed in each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees." "Tax Fees" are the aggregate fees billed in each of the last two fiscal years for professional services rendered for tax compliance and tax return preparation. "Non-Audit Fees" are the aggregate fees billed in each of the last two fiscal years for products and services provided, other than the services described above. "Non-Audit Fees" were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the Fund. "DeIM-Related Fees" includes fees billed for services, if any, in each of the last two fiscal years to DeIM and all entities controlling, controlled by, or under common control with DeIM that provide ongoing services to the Fund. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PricewaterhouseCoopers LLP provided to DeIM and DeIM-related entities that related directly to the Fund's operations and financial reporting.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund for each of the Fund's last two fiscal years were $1,722,293 for the fiscal year ended June 30, 2004 and $89,635 for the fiscal year ended June 30, 2005. The Fund's Audit Committee gave careful consideration to the non-audit related services provided by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide ongoing services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining PricewaterhouseCoopers LLP's independence.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

                                                      THE KOREA FUND, INC.     7

AUDIT COMMITTEE REPORT

In connection with the audited financial statements as of and for the fiscal year ended June 30, 2005 included in the Fund's Annual Report for the fiscal year ended June 30, 2005 (the "Annual Report"), at a meeting held on August 18, 2005, the Audit Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm.

The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement On Auditing Standards No. 61 (Communications with Audit Committees). The independent registered public accounting firm provided to the committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm's independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) generally accepted in the United States of America or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee's Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

The Audit Committee consists of Messrs. Froewiss (Chairman), Luers, Nogueira, Russell, Reid and Yun.

NOMINATING AND GOVERNANCE COMMITTEE

The Nominating and Governance Committee consists of all the Independent Directors. The members of the Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange, Inc. applicable to closed-end funds. The Committee met once during the fiscal year ended June 30, 2005 and held a subsequent meeting on October 12, 2005 to recommend the nominee for Independent Director presented in this Proxy Statement.

The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board's selection the Director nominees for the next annual meeting of stockholders; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Independent Directors and to recommend any changes thereto to the Board; (v) to determine the policies

 8    THE KOREA FUND, INC.

governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to the Independent Directors. The Committee met on October 12, 2005 to recommend the nominees for Independent Directors presented in this proxy statement.

The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition.

The Board of Directors has adopted a written charter for the Nominating and Governance Committee, which is attached to this Proxy Statement as Appendix B.

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the charter, (which is part of Appendix B hereto), as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholder to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A to the charter will not be considered by the Committee. In order to be considered by the Committee for the 2006 annual meeting, a submission should be made by June 29, 2006.

EXECUTIVE COMMITTEE

The Executive Committee is empowered with, and the Directors have delegated to such Committee, all of the powers of the Directors that are not otherwise delegated and that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. Messrs. Froewiss and Reid serve on the Executive Committee, with Messrs. Russell, Nogueira and Yun as alternates. The Executive Committee did not meet during the fiscal year ended June 30, 2005.

VALUATION COMMITTEE

The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies when the full Board is not in session, determines the fair value of certain illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Froewiss and Russell serve as members of the Valuation Committee, with Mr. Luers as an alternate. The Valuation Committee did not meet during the fiscal year ended June 30, 2005.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

The Fund has established procedures for stockholders to send communications to the Board of Directors. Communications should be sent in writing to the Board of Directors of The Korea Fund, Inc., c/o Carole Coleman, Secretary to the Fund, 345 Park Avenue, Mailstop NYC 20-2799, New York, New York 10154. The Secretary of the Fund then will promptly forward copies of all written correspondence to the Directors.

                                                      THE KOREA FUND, INC.     9

EXECUTIVE OFFICERS

The following persons are Executive Officers of the Fund:

                                              PRESENT OFFICE WITH THE FUND;              YEAR FIRST BECAME
NAME (AGE)                                PRINCIPAL OCCUPATION OR EMPLOYMENT(1)            AN OFFICER(2)
----------------------------------------------------------------------------------------------------------
Julian F. Sluyters (45)(1)         President and Chief Executive Officer; Managing             2004
                                   Director, Deutsche Asset Management (since May
                                   2004); President and Chief Executive Officer of The
                                   Brazil Fund, Inc., Scudder Global High Income Fund,
                                   Inc. and Scudder New Asia Fund, Inc. (since May
                                   2004); Chief Executive Officer of the Scudder Funds
                                   (203 funds); President and Chief Executive Officer,
                                   UBS Fund Services (2001-2003); Chief Administrative
                                   Officer (1998-2001) and Senior Vice President and
                                   Director of Mutual Fund Operations (1991-1998) UBS
                                   Global Asset Management.

Terrence S. Gray (35)              Vice President, Director of Deutsche Asset                  2005
                                   Management

Paul H. Schubert (42)              Treasurer and Chief Financial Officer; Managing             2004
                                   Director, Deutsche Asset Management (since July
                                   2004); formerly, Executive Director, Head of Mutual
                                   Fund Services and Treasurer for UBS Family of Funds
                                   at UBS Global Asset Management (1994-2004).

Carole Coleman (36)                Vice President and Secretary; Director of Deutsche          2005
                                   Asset Management (2005-present); Associate General
                                   Counsel of Fred Alger & Company, Inc. (April 2002-
                                   June 2005). Associate Attorney, Charpie & Associates
                                   (October 1995-March 2002).

Scott M. McHugh (33)               Director of Deutsche Asset Management.                      2005

Kathleen Sullivan D'Eramo (46)     Assistant Treasurer; Director of Deutsche Asset             2003
                                   Management.

John Millette (41)                 Assistant Secretary; Director of Deutsche Asset             1999
                                   Management.

Caroline Pearson (42)              Assistant Secretary; Managing Director of Deutsche          1998
                                   Asset Management.
----------------------------------------------------------------------------------------------------------

(1) Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Sluyters, Gray, Schubert and Millette and Mses. D'Eramo and Pearson own securities of Deutsche Bank AG.

(2) The President, Treasurer and Secretary each hold office until the next annual meeting of the Board of Directors and until his successor has been duly elected and qualifies, and all other officers hold office in accordance with the bylaws of the Fund.

 10    THE KOREA FUND, INC.

TRANSACTIONS WITH AND REMUNERATION OF DIRECTORS AND OFFICERS

The aggregate direct remuneration incurred by the Fund for payment to Independent Directors was $237,345, including expenses, for the fiscal year ended June 30, 2005. Each such Independent Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000, except the Chairman of the Board, who receives an annual fee of $18,000 effective May 10, 2004. The Chairman of the Nominating and Governance Committee and the Chairman of the Audit Committee each receives an additional $2,500 annual fee for serving in that capacity. Each Independent Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). DeIM supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers are also officers, directors, employees or stockholders of DeIM and participate in the fees paid to that firm (see "The Investment Manager," page 12), although the Fund makes no direct payments to them.

The following Compensation Table provides, in tabular form, the following data:

Column (1): All Directors who receive compensation from the Fund.

Column (2): Aggregate compensation received by a Director from the Fund.

Columns (3) and (4): Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5): Total compensation received by a Director from the Fund, plus compensation received from all funds managed by DeIM for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                                                     THE KOREA FUND, INC.     11

COMPENSATION TABLE FOR THE YEAR ENDED JUNE 30, 2005

 -------------------------------------------------------------------------------------------------------------
            (1)              (2)                      (3)                  (4)                   (5)
                                                                                        AGGREGATE COMPENSATION
                             AGGREGATE       PENSION OR RETIREMENT   ESTIMATED ANNUAL   AS A DIRECTOR/TRUSTEE
      NAME OF PERSON,        COMPENSATION     BENEFITS ACCRUED AS     BENEFITS UPON     OF THE FUND AND OTHER
          POSITION           FROM THE FUND   PART OF FUND EXPENSES      RETIREMENT          SCUDDER FUNDS
 -------------------------------------------------------------------------------------------------------------
 Robert J. Callander,        $55,857         N/A                     N/A                $154,520
 Director(*1)                                                                           (5 funds)
 Kenneth C. Froewiss,        $19,750         N/A                     N/A                $76,864
 Director                                                                               (5 funds)
 William H. Luers,           $17,500         N/A                     N/A                $63,614
 Director                                                                               (5 funds)
 Ronaldo A. da Frota         $17,500         N/A                     N/A                $72,614
 Nogueira, Director                                                                     (5 funds)
 Susan Kaufman Purcell,      $6,196          N/A                     N/A                $55,310
 Director(**)                                                                           (5 funds)
 Julian Reid, Director(***)  $11,304         N/A                     N/A                $11,304
                                                                                        (1 Fund)
 Christopher Russell,        $11,304         N/A                     N/A                $11,304
 Director(***)                                                                          (1 Fund)
 Kesop Yun,                  $16,000         N/A                     N/A                $61,364
 Director                                                                               (5 funds)
 -------------------------------------------------------------------------------------------------------------

*    Mr. Callander was a Director of the Fund until October 12, 2005.

**   Dr. Purcell was a Director of the Fund until October 12, 2004.

*** Mr. Reid and Mr. Russell became Directors of the Fund on October 12, 2004.

1 On April 4, 2005, Mr. Callander received a special one-time payment of $25,000, paid in recognition of special services.

REQUIRED VOTE

Election of the listed nominee for Director requires the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote thereon. If a nominee does not receive the required vote, the director holding over shall continue as a director until his or her successor is elected and qualifies. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE FOR THE LISTED NOMINEE.

THE INVESTMENT MANAGER

Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sales decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and

 12    THE KOREA FUND, INC.

resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Appendix C contains information regarding each director and principal executive officer of Deutsche Investment Management Americas Inc.

THE SUBADVISOR

On April 3, 2002, the Directors of the Fund approved a Research and Advisory Agreement between DeIM and Deutsche Investment Trust Management Company Limited (the "Korean Advisor"), a wholly owned subsidiary of Deutsche Bank, which serves as subadvisor to the Fund. The address of the Korean Advisor and the principal business address of each director and principal officer, as it relates to his or her duties at the Korean Advisor, is 19F, Youngpoong Building, 33, Seorin-Dong, Chongro-ku, Seoul, Korea 110-752. The Korean Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended, and began serving as subadvisor to the Fund on July 9, 2002. The Korean Advisor renders investment advisory and management services with regards to that portion of the Fund's portfolio allocated to the Korean Advisor by DeIM.

The principal occupations of each director and principal executive officer of the Korean Advisor as of October 25, 2005 are set forth below. No Directors or officers of the Fund are employees, officers, directors or shareholders of the Korean Advisor.

                                                             POSITION WITH THE KOREAN ADVISOR AND
 NAME                                                                PRINCIPAL OCCUPATION
 ------------------------------------------------------------------------------------------------------------------
 Yong-Il Shin                                          Director and Chief Executive Officer
 Jae-Heon Lee                                          Director and Head of Fixed Income Investment
 Chong-Soo Lee                                         Director and Head of Marketing & Sales
 Jin-Kwon Chung                                        Director and Head of Compliance
 ------------------------------------------------------------------------------------------------------------------

OTHER MATTERS

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment or postponement thereof in their discretion.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone by Officers of the Fund or personnel of DeAM. The Fund has retained Georgeson Shareholder Communications, Inc. ("Georgeson"), 17 State Street, New York, New York 10004 to assist in the proxy solicitation. Georgeson will be paid a fee not to exceed $12,500 plus expenses. The costs and expenses connected with the solicitation of proxies by the Fund's Officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the

                                                     THE KOREA FUND, INC.     13
names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about October 31, 2005. As mentioned above, Georgeson will assist in the solicitation of proxies.

As the meeting date approaches, certain stockholders may receive telephone calls from representatives of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions or electronically transmitted instructions from stockholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in a meeting, but does not wish to give a proxy by telephone, the stockholder may still submit the proxy card originally sent with this proxy statement. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-800-843-0369. Any proxy given by a stockholder is revocable until voted at a meeting. See "Proxy Statement -- General."

In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by December 14, 2005, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes entitled to be cast at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

Stockholders wishing to submit proposals for inclusion in the Fund's proxy statement for the 2006 meeting of stockholders of the Fund should send their written proposals to Carole Coleman, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc., at 345 Park Avenue, Mailstop NYC 20-2799, New York, New York 10154 by June 29, 2006. The timely submission of a proposal does not guarantee its inclusion.

For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must comply with the Fund's bylaws, which, among other things, require that the stockholder must give timely notice thereof in writing to the Secretary of the Fund, the stockholder must be a stockholder of record, and the notice must contain the information about the nomination or other business that is required by the Fund's bylaws. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days' notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of

 14    THE KOREA FUND, INC.

the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2006 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address within the time frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,

-s- Carole Coleman

Carole Coleman
Secretary

345 Park Avenue
New York, New York 10154

October 28, 2005

                                                     THE KOREA FUND, INC.     15

                                   APPENDIX A

                              THE KOREA FUND, INC.

                            AUDIT COMMITTEE CHARTER

                             ADOPTED APRIL 7, 2004

This document constitutes the Charter of the Audit Committee (the "Committee") of the Board of Directors of The Korea Fund, Inc. (the "Fund"). The Board of Directors of the Fund (the "Board") established the Committee to provide oversight with respect to the Fund's accounting and financial reporting policies and practices.

1. Organization. The Committee shall be composed of three or more members of the Board who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, who do not directly or indirectly receive consulting, advisory or other compensatory fees from the Fund or from the Fund's investment adviser or its affiliates, except fees from the Fund for services as a Director, and who satisfy any independence or expertise requirements or expertise requirements of the exchange(s) on which the Fund's shares are traded.

2. Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

3.  Committee Purposes. The purposes of the Committee are as follows:

    (a) To oversee the Fund's accounting and financial reporting policies and practices, the Fund's internal controls (including disclosure controls and procedures) and, as appropriate, the internal controls of certain Fund service providers;

    (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

    (c) To exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

    (d) To act as a liaison between the Fund's independent auditors and the Board;

    (e) To oversee the Fund's compliance with legal and regulatory requirements; and

    (f) To prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the Fund's annual proxy statement relating to the election of directors, or, if the Fund does not file a proxy statement, in the Fund's annual report filed with the Securities and Exchange Commission.

The function of the Audit Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor's responsibility to plan and carry out a proper audit.

 16    THE KOREA FUND, INC.

4. Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

    (a) To approve the selection, retention, compensation and termination of the Fund's independent auditors, and, in connection therewith, to evaluate and determine the terms of any engagement of the auditors (including fees) by or on behalf of the Fund, as well as to set clear hiring policies relating to the hiring by entities within the Fund's investment complex(1) of employees or former employees of the independent auditors;

    (b) To consider whether the provision of non-audit services rendered by the independent auditors to the Fund and the Fund's investment adviser and its affiliates, or any other circumstances which may arise, impair the independence of independent auditors;

    (c) To: (i) at least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Fund; (ii) discuss the annual audited financial statements and any interim financial statements with management and the independent auditor, including the Fund's disclosures under "Portfolio Management Review;" and (iii) discuss policies with respect to risk assessment and risk management;

    (d) To meet with the Fund's independent auditors, including private meetings as necessary or appropriate: (i) to review the arrangements for and scope of the Fund's annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management's responses thereto; (iv) to review the form of the opinion the auditors propose to render to the Board and Fund stockholders; and (v) to review any other reports, representations or communications from the auditors regarding matters within the Committee's scope of responsibilities under this Charter;
-------------

(1)  "Investment company complex" includes:

   -  the Fund and its investment adviser or sponsor;
   - any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and
   - any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the sections above.

                                                     THE KOREA FUND, INC.     17

    (e) To meet regularly with the Fund's chief financial and accounting officers, the Fund's Treasurer and the Fund's investment adviser's internal auditors, in each case to discuss any matters the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Fund;

    (f) To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Fund's financial policies and procedures, internal accounting controls or disclosure controls and procedures;

    (g) To establish procedures for the receipt, retention and treatment of complaints that the Fund receives regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submissions by Fund officers or employees of Fund service providers of concerns regarding suspected fraud of any type related to the Fund, including without limitation questionable accounting or auditing matters;

    (h) To establish procedures for the prospective approval of the engagement of the independent auditors to provide: (i) audit or permissible non-audit services to the Fund, and (ii) non-audit services to the Fund's investment advisers (or any entity controlling, controlled by or under common control with a Fund investment adviser that provides ongoing services to the Fund) that relate directly to the Fund's operations and financial reporting;

    (i) To establish guidelines pursuant to which the independent auditors are required to keep the Committee apprised of any proposed new relationships between the independent auditors and the Fund's investment advisers (and their affiliates); and

    (j) To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5. Role of Independent Auditors. The Fund's independent auditors are ultimately accountable to the Committee, and must report directly to the Committee.

6. Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Fund's expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

7. Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the Board.

 18    THE KOREA FUND, INC.

                                   APPENDIX B

                              THE KOREA FUND, INC.

                      NOMINATING AND GOVERNANCE COMMITTEE

                                    CHARTER

                             ADOPTED APRIL 7, 2004

                           (REVISED AS OF APRIL 2005)

This document constitutes the Charter of the Nominating and Governance Committee (the "Committee") of the Board of Directors of the above-referenced Fund. The Board of Directors of the Fund (the "Board") has adopted this Charter to govern the activities of the Committee.

1. Statement of Purposes and Responsibilities. The primary purposes and responsibilities of the Committee are: (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board's selection the Director nominees for the next annual meeting of shareholders if any is to be held; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Directors who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Directors"), and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to Independent Directors.

2. Organization and Governance. The Committee shall be comprised of all of the Independent Directors and shall not include any members who are not Independent Directors.

    A member of the Committee may be designated by the Board as the Committee's chair (the "Lead Independent Director"). The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.

    The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund's By-Laws. The Chair of the Board, the Lead Independent Director or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof.

    A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

                                                     THE KOREA FUND, INC.     19

3. Qualifications for Director Nominees. The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

4. Identification of Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (ii) the Fund's investment adviser(s), (iv) the Fund's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

5. Consideration of Candidates Recommended By Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

 20    THE KOREA FUND, INC.

           Appendix A to Nominating and Governance Committee Charter
            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
              ADOPTED APRIL 7, 2004 (AND REVISED AS OF APRIL 2005)

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the relevant Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2. Shareholder Recommendations must be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of the Fund at least one hundred twenty (120) calendar days before the anniversary of the date that the Fund's proxy statement was released to shareholders in connection with the previous year's annual meeting.

3.  The Shareholder Recommendation must include:

     (a) a statement in writing setting forth (i) the name, age, date of birth, business address, residence address, principal occupation or employment, and nationality of the person recommended by the shareholder (the "candidate"); (ii) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (iii) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
         14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (iv) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (v) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination;

                                                     THE KOREA FUND, INC.     21

     (b) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;

     (c) the recommending shareholder's name and address as they appear on the Fund's books;

     (d) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and

     (e) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

 22    THE KOREA FUND, INC.

                                   APPENDIX C
             DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF DEUTSCHE
                      INVESTMENT MANAGEMENT AMERICAS INC.

The name, address and principal occupation of each director and principal executive officer of Deutsche Investment Management Americas Inc. is set forth below.

Axel Schwarzer, President, Chief Executive Officer and Director

Michael Colon, Chief Operating Officer and Director

William A. Gagliardi, Chief Financial Officer, Treasurer and Director

A. Thomas Smith, Secretary and Chief Legal Officer

Mark Cullen, Executive Vice President

Pierre de Weck, Executive Vice President

Phillip W. Gallo, Chief Compliance Officer

The address of all directors and officers, except Mr. de Weck, is 345 Park Avenue, New York, New York 10154. Mr. de Weck's address is Winchester House, 1 Great Winchester Street, London, United Kingdom EC2N 2DB.

                                                     THE KOREA FUND, INC.     23

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

                                      PROXY

                              THE KOREA FUND, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               Annual Meeting of Stockholders - December 14, 2005

The undersigned hereby appoints Carole Coleman, Elisa Metzger and Rachel Coleman, and each of them, the proxies of the undersigned, with full power of substitution in each of them, to represent the undersigned and to vote all shares of The Korea Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Korea Fund, Inc. to be held at the offices of Deutsche Asset Management, 345 Park Avenue (at 51st - 52nd Streets), New York, New York 10154, on Wednesday, December 14, 2005 at 10:00 a.m., Eastern time, and at any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and revokes any proxy previously given with respect to the meeting.

  PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                                                                SEE REVERSE SIDE

                    THERE ARE THREE WAYS TO VOTE YOUR PROXY

                                TELEPHONE VOTING

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-433-2279 , 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your voting instruction card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you direct. Available until 4:00 p.m. Eastern time on December 13, 2005.

                                 INTERNET VOTING

Visit the Internet voting website at HTTP://PROXY.GEORGESON.COM. Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. Available until 4:00 p.m. Eastern time on December 13, 2005.

                                 VOTING BY MAIL

Simply mark, sign and date your voting instruction card and return it in the postage-paid envelope. If you are voting by telephone or the Internet, please do not mail your proxy card.


             --------------                       --------------
             COMPANY NUMBER                       CONTROL NUMBER

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

X     PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" PROPOSAL ONE.

The Board of Directors of the Fund recommends that Stockholders vote "FOR" Proposal 1.

                                           FOR     WITHHELD
1.    THE ELECTION OF ONE DIRECTOR
      NOMINEE: CLASS II:

      KESOP YUN

The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments or postponements thereof.

Dated                               , 2005
      ------------------------------

------------------------------------------
Signature(s)

------------------------------------------
Signature(s)

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
APPEAR. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE
GIVE YOUR FULL TITLE AS SUCH.